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                                   EXHIBIT 21
                         SUBSIDIARIES OF THE REGISTRANT

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
                                                          State of Incorporation
                                                          ----------------------
Northeast Utilities (a Massachusetts business trust)                MA
   The Connecticut Light and Power Company                          CT
      CL&P Funding LLC                                              DE
      CL&P Receivables Corporation                                  CT
   Holyoke Water Power Company                                      MA
      Holyoke Power and Electric Company                            MA
   North Atlantic Energy Corporation                                NH
   North Atlantic Energy Service Corporation                        NH
   Northeast Nuclear Energy Company                                 CT
   Northeast Utilities Service Company                              CT
   NU Enterprises, Inc.                                             CT
      Select Energy Services, Inc. (formerly HEC Inc.)              MA
         Select Energy Contracting, Inc.                            MA
      Mode 1 Communications, Inc.                                   CT
      Northeast Generation Company                                  CT
      Northeast Generation Services Company                         CT
         E. S. Boulos Company                                       CT
      Select Energy, Inc.                                           CT
         Select Energy New York, Inc.                               DE
   Public Service Company of New Hampshire                          NH
      PSNH Funding LLC                                              DE
      PSNH Funding LLC 2                                            DE
   The Quinnehtuk Company                                           MA
   The Rocky River Realty Company                                   CT
   Western Massachusetts Electric Company                           MA
   Yankee Energy System, Inc.                                       CT
      Yankee Gas Services Company                                   CT
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